Acquisitions and Dispositions (Long-term Purchase Commitment) (Detail) - SCANA - Purchased electric capacity $ in Millions	Dec. 31, 2018 USD ($) [1]
Debt Instrument [Line Items]
2019	$ 31
2020	30
2021	30
2022	30
2023	30
Thereafter	310
Total	$ 461

[1]	Commitments represent estimated amounts payable for capacity under power purchase contracts with qualifying facilities which expire at various dates through 2046. Capacity payments under the contracts are generally based on fixed dollar amounts per month.